Exhibit 99.1

August 4, 2026

Zeta Global Reports 20th Consecutive “Beat and Raise” Quarter, Achieves the Rule of 64 and Generates Positive GAAP Net Income in 2Q’26

•
Delivered revenue of $443 million for the second quarter, an increase of 44%Y/Y, exceeding midpoint of guidance by $23 million, or 5%.
•
Grew Super-Scaled Customer count to 197, an increase of 17% Y/Y and Super-Scaled customer ARPU grew to $1.8 million, up 17%Y/Y, both ahead of 2028 model.
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Achieved positive GAAP net income of $8 million, and GAAP earnings per share of $0.03. Generated $92 million of adjusted EBITDA and expanded adjusted EBITDA margin by 170 bps Y/Y to 20.7%, reflecting the rule of 64 and the rule of 49 excluding M&A.
•
Generated net cash provided by operating activities of $69 million, an increase of 65% Y/Y, and Free Cash Flow of $58 million, an increase of 73% Y/Y.
•
Increasing full year 2026 revenue guidance by $33 million to $1,818 million at the midpoint, up from prior guidance of $1,785 million reflecting Y/Y growth of 39%.
•
Introducing an initial framework to measure adoption and monetization of Zeta's AI.

NEW YORK – Zeta Global (NYSE: ZETA), the intelligent AI infrastructure company, today announced financial results for the second quarter ended June 30, 2026.

“Accelerating revenue growth to 44% and achieving the rule of 64 in the second quarter reflects the growing demand for Zeta’s intelligent AI infrastructure platform,” said David A. Steinberg, Co-Founder, Chairman, and CEO of Zeta. “Our proprietary Data Cloud and Athena intelligence layer position us at the center of enterprise decision-making. With new momentum from our collaborations with OpenAI, Snowflake, and Palantir, we have reached an inflection point for Zeta, bringing together capabilities and investments we have been building for years. We are still in the early stages of what the Zeta platform can do for enterprises.”

“Our results this quarter reflect the broad-based strength and consistent execution across the business, driven by AI adoption and usage across the platform,” said Chris Greiner, Zeta’s CFO. “Our first-half performance and pipeline visibility gives us the confidence to significantly increase the midpoint of our revenue, adjusted EBITDA, free cash flow and GAAP EPS expectations.”

Increasing 2026 Guidance*

Third Quarter 2026

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Increasing revenue guidance to a range of $469 million to $472 million, up $10 million at the midpoint from the prior guidance of $461 million. The revised guidance represents a year-over-year growth rate of 39% to 40%, and 23% to 24% when excluding M&A and political candidate revenue.

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Increasing adjusted EBITDA guidance to a range of $115.0 million to $116.0 million, up $2.7 million at the midpoint from the prior guidance of $112.8 million. The revised guidance represents a year-over-year growth rate of 47% to 49% and an adjusted EBITDA margin of 24.4% to 24.7%.

Full Year 2026

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Increasing revenue guidance to a range of $1,811 million to $1,824 million, up $33 million at the midpoint from the prior guidance of $1,785 million. The revised guidance represents a year-over-year growth rate of 39% to 40%, and 24% to 25% when excluding M&A and political candidate revenue.
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Increasing adjusted EBITDA guidance to a range of $404.1 million to $406.3 million, up $7.9 million at the midpoint from the prior guidance of $397.3 million. The revised guidance represents a year-over-year growth rate of 45% to 46% and an adjusted EBITDA margin of 22.1% to 22.4%.
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Increasing free cash flow guidance to a range of $254.8 million to $255.8 million, up $20.3 million at the midpoint from the prior guidance of $235.0 million. The revised guidance represents a year-over-year growth rate of 55% and a free cash flow margin of 14.0% to 14.1%.
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Increasing full year 2026 GAAP EPS guidance to a range of $0.09 to $0.11, up $0.07 or greater than 300% at the midpoint from prior guidance of $0.02 to $0.04.

*This press release does not include a reconciliation of forward-looking adjusted EBITDA, adjusted EBITDA margin, free cash flow, and free cash flow margin to forward-looking GAAP net income / (loss), net income / (loss) margin, net cash provided by operating activities, or net cash provided by operating activities margin, respectively, because the Company is unable, without making unreasonable efforts, to provide a meaningful or reasonably accurate calculation or estimation of certain reconciling items which could be significant to the Company’s results.

Zeta Live

Zeta will hold its sixth annual conference, Zeta Live 2026, on Thursday, October 8, in New York City at David Geffen Hall, Lincoln Center. This year’s program will examine how the most advanced organizations are building AI-powered marketing and dynamic Business Intelligence systems that know customers with greater precision, grow with measurable impact, and prove marketing’s contribution to revenue with certainty. For more information or to request an invitation, visit here.

Investor Conference Call and Webcast

Zeta will host a conference call today, Tuesday, August 4, 2026, at 4:30 p.m. Eastern Time to discuss financial results for the second quarter of 2026. A supplemental earnings presentation and a live webcast of the conference call can be accessed from the Company’s investor relations website (https://investors.zetaglobal.com/) where they will remain available for one year.

About Zeta

Zeta Global (NYSE: ZETA) is the intelligent AI infrastructure company helping enterprises transform proprietary data into enterprise intelligence. The Zeta Data Cloud and Athena by Zeta™ connect proprietary enterprise knowledge with advanced AI to enable better decisions, more effective customer engagement, and stronger business outcomes. With one of the industry's largest proprietary data assets, Zeta helps organizations accelerate AI transformation and build durable competitive advantage. Founded in 2007 by David A. Steinberg and John Sculley, Zeta is headquartered in New York City with offices worldwide. Learn more at www.zetaglobal.com.

Forward-Looking Statements

This press release, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release or during the earnings call that are not statements of historical fact, including statements about our third quarter 2026 guidance, full year 2026 guidance, the Zeta 2028 targets, the expected benefits, adoption, and impact of Athena, expectations regarding the contribution of Marigold’s Enterprise Business, the expected benefits of and contributions from our partnerships and other strategic relationships, anticipated market share growth, the impacts of our prior investments on accelerating the timing of the marketing cloud replacement cycle, our products capabilities to provide strong investment returns to our customers, our strong competitive position, expansion of existing customers, the capabilities of AI and Zeta’s platform, the predictability and profitability of our growth, and the growth and expansion of AI and the Zeta Marketing Platform, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning our anticipated future financial performance, our market opportunities and our expectations regarding our business plan and strategies. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast,” “outlook,” “guidance” and other similar expressions. We base these forward-looking statements on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at such time. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our business, results of operations and financial condition and could cause actual results to differ materially from those expressed in the forward-looking statements. These statements are not guarantees of future performance or results.

The forward-looking statements are subject to and involve risks, uncertainties and assumptions, and you should not place undue reliance on these forward-looking statements. Factors that may materially affect such forward-looking statements include, but are not limited to: global supply chain disruptions; macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets and other macroeconomic factors beyond Zeta’s control; increases in our borrowing costs as a result of changes in interest rates and other factors; the impact of inflation, tariffs and changes in global trade policies on us and on our customers; potential fluctuations in our operating results, which could make our future operating results difficult to predict; underlying circumstances, including cash flows, cash position, financial performance, market conditions and potential acquisitions; prevailing stock prices, general economic and market conditions; the impact of future pandemics, epidemics and other health crises on the global economy, our customers, employees and business; domestic and international political and geopolitical conditions or uncertainty, including political or civil unrest or changes in trade policy; our ability to innovate and make the right investment decisions in our product offerings and platform; the impact of new generative AI capabilities and the proliferation of AI on our business; our ability to attract and retain customers, including our super-scaled customers; our ability to manage our growth effectively; our ability to identify and integrate acquisitions or strategic investments; our ability to collect and use data online; the standards that private entities and inbox service providers adopt in the future to regulate the use and delivery of email may interfere with the effectiveness of our platform and our ability to conduct business; a significant inadvertent disclosure or breach of confidential and/or personal information we process, or a security breach of our or our customers’, suppliers’ or other partners’ computer systems; and any disruption to our third-party data centers, systems and technologies. These cautionary statements should not be construed by you to be exhaustive and the forward-looking statements are made only as of the date of this press release. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

The third quarter and full year 2026 guidance provided herein and the Zeta 2028 targets are based on Zeta’s current estimates and assumptions and are not a guarantee of future performance. The guidance and the Zeta 2028 targets provided are subject to significant risks and uncertainties, including the risk factors discussed in the Company's reports on file with the Securities and Exchange Commission (“SEC”), that could cause actual results to differ materially. There can be no assurance that the Company will achieve the results expressed by this guidance or the targets.

Availability of Information on Zeta’s Website and Social Media Profiles

Investors and others should note that Zeta routinely announces material information to investors and the marketplace using SEC filings, press releases, public conference calls, webcasts and the Zeta investor relations website at https://investors.zetaglobal.com (“Investors Website”). We also intend to use the social media profiles listed below as a means of disclosing information about us to our customers, investors and the public. While not all of the information that the Company posts to the Investors Website or to social media profiles is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in Zeta to review the information that it shares on the Investors Website and to regularly follow our social media profile links located at the bottom of the page on www.zetaglobal.com. Users may automatically receive email alerts and other information about Zeta when enrolling an email address by visiting "Investor Email Alerts" in the "Resources" section of the Investors Website.

Social Media Profiles:

www.x.com/zetaglobal

www.facebook.com/zetaglobal/

www.linkedin.com/company/zetaglobal

www.instagram.com/zetaglobal/

www.youtube.com/@zetaglobal

The Following Definitions Apply to the Terms Used Throughout this Release, the Supplemental Earnings Presentation and Investor Conference Call

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Direct Platform and Integrated Platform: When the Company generates revenues entirely through the Company platform, the Company considers it direct platform revenue. When the Company generates revenue by leveraging its platform’s integration with third parties, it is considered integrated platform revenue.
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Cost of revenues (excluding depreciation and amortization): Cost of revenues excludes depreciation and amortization and consists primarily of media and marketing costs and certain employee-related costs. Media and marketing costs consist primarily of fees paid to third-party publishers, media owners or managers, and strategic partners that are directly related to revenue-generating events. We pay these third-party publishers, media owners or managers and strategic partners on revenue-share, a cost-per-lead, cost-per-click, or cost-per-thousand-impressions basis. Expenses related to “internet traffic” associated with the viewing of available impressions or queries per second and costs of providing support to our customers are also included in the cost of revenues (excluding depreciation and amortization). Employee-related costs included in cost of revenues (excluding depreciation and amortization) include salaries, bonuses, commissions, stock-based compensation and employee benefit costs primarily related to individuals directly associated with providing services to our customers. Our cost of revenues (excluding depreciation and amortization) is dependent on the revenue mix and therefore can slightly increase or decrease in the future as a percentage of revenue over the long term.
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Super-Scaled Customers: We define super-scaled customers as customers from which we generated at least $1,000,000 in revenue on a trailing twelve-month basis. We calculate the number of super-scaled customers at the end of each quarter and on an annual basis as the number of customers billed during each applicable period. We believe the super-scaled customers measure is both an important contributor to our revenue growth and an indicator to investors of our measurable success.
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Super-Scaled Customer ARPU: We calculate the super-scaled customer ARPU as revenue for the corresponding period divided by the number of super-scaled customers at the end of that period. We believe that super-scaled customer ARPU is useful for investors because it is an indicator of our ability to increase revenue and scale our business.
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Zeta 2028: Zeta 2028 is the Company’s next medium-term plan with targets for business, product, and industry leadership.
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Rule of 49: We define the Rule of 49 as the combination of revenue growth percentage plus adjusted EBITDA margin percentage adding up to 49 or more.
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Rule of 64: We define the Rule of 64 as the combination of revenue growth percentage plus adjusted EBITDA margin percentage adding up to 64 or more.

Non-GAAP Measures

In order to assist readers of our consolidated financial statements in understanding the core operating results that our management uses to evaluate the business and for financial planning purposes, we describe our non-GAAP measures below. We believe these non-GAAP measures are useful to investors in evaluating our performance by providing an additional tool for investors to use in comparing our financial performance over multiple periods.

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Adjusted EBITDA is a non-GAAP financial measure defined as net income / (loss) adjusted for interest expenses, net, depreciation and amortization, stock-based compensation, income tax (benefit) / provision, acquisition-related expenses, restructuring expenses, change in fair value of warrants and derivative liabilities, certain dispute settlement expenses, gain on extinguishment of debt, certain non-recurring capital raise related (including initial public offering (“IPO”)) expenses, including the payroll taxes related to vesting of restricted stock and restricted stock units upon the completion of the IPO, and other (income) / expenses. Acquisition-related expenses and restructuring expenses primarily consist of professional services fees, severance and other employee-related costs, which may vary from period to period depending on the timing of our acquisitions and restructuring activities and may distort the comparability of the results of operations. Change in fair value of warrants and derivative liabilities is a non-cash expense related to periodically recording “mark-to-market” changes in the valuation of derivatives and warrants. Other (income) / expenses consists of non-cash expenses such as changes in fair value of acquisition-related liabilities, gains and losses on extinguishment of acquisition-related liabilities, gains and losses on sales of assets and foreign exchange gains and losses. In particular, we believe that the exclusion of stock-based compensation, certain dispute settlement expenses and non-recurring capital raise related (including IPO) expenses that are not related to our core operations provides measures for period-to-period comparisons of our business and provides additional insight into our core controllable costs. We exclude these charges because these expenses are not reflective of ongoing business and operating results.
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Adjusted EBITDA margin is a non-GAAP financial measure defined as adjusted EBITDA divided by the total revenues for the same period.
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Free cash flow is a non-GAAP financial measure defined as cash from operating activities, less capital expenditures and website and software development costs, adjusted for the effect of exchange rates on cash and cash equivalents.
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Free cash flow margin is a non-GAAP financial measure defined as free cash flow divided by revenue for the same period.

Adjusted EBITDA, adjusted EBITDA margin, free cash flow, and free cash flow margin provide us with useful measures for period-to-period comparisons of our business as well as comparison to our peers. We believe that these non-GAAP financial measures are useful to investors in analyzing our financial and operational performance. Nevertheless, our use of adjusted EBITDA, adjusted EBITDA margin, free cash flow, and free cash flow margin has limitations as an analytical tool, and you should not consider these measures in isolation or as a substitute for analysis of our financial results as reported under GAAP. Other companies may calculate similarly-titled non-GAAP financial measures differently than us, thereby limiting the usefulness of these non-GAAP financial measures as a comparative tool. Because of these and other limitations, you should consider our non-GAAP measures only as supplemental to other GAAP-based financial performance measures, including revenues and net income / (loss).

We calculate forward-looking adjusted EBITDA, adjusted EBITDA margin, free cash flow, and free cash flow margin based on internal forecasts that omit certain amounts that would be included in forward-looking GAAP net income / (loss). We do not attempt to provide a reconciliation of forward-looking adjusted EBITDA, adjusted EBITDA margin, free cash flow, and free cash flow margin guidance and targets to forward-looking GAAP net income / (loss), GAAP net income / (loss) margin GAAP cash flows from operating activities, or GAAP cash flows from operating activities margin, respectively, because forecasting the timing or amount of items that have not yet occurred and are out of our control is inherently uncertain and unavailable without unreasonable efforts. Further, we believe that such reconciliations would imply a degree of precision and certainty that could be confusing to investors. Such items could have a substantial impact on GAAP measures of financial performance.

Contacts:

Investor Relations

Trey Campbell

ir@zetaglobal.com

Press

Candace Dean

press@zetaglobal.com

Zeta Global Holdings Corp.

Condensed Unaudited Consolidated Balance Sheets

(In thousands)

	As of
	June 30, 2026	December 31, 2025
Assets
Current assets:
Cash and cash equivalents	$309,952	$319,764
Accounts receivable	327,132	322,391
Prepaid expenses	28,450	28,970
Other current assets	12,197	14,658
Total current assets	$677,731	$685,783
Non-current assets:
Property and equipment, net	$18,495	$15,393
Website and software development costs, net	34,629	31,520
Right-to-use assets - operating leases, net	21,508	19,101
Intangible assets, net	185,350	217,943
Goodwill	524,708	527,886
Deferred tax assets, net	1,131	1,211
Other non-current assets	4,292	4,687
Total non-current assets	$790,113	$817,741
Total assets	$1,467,844	$1,503,524
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$32,353	$40,136
Accrued expenses	165,243	179,087
Acquisition-related liabilities	24,792	149,036
Deferred revenue	33,859	35,398
Other current liabilities	28,326	25,824
Total current liabilities	$284,573	$429,481
Non-current liabilities:
Long-term borrowings	$197,481	$197,083
Acquisition-related liabilities	26,113	39,447
Deferred tax liabilities, net	17,134	17,268
Other non-current liabilities	16,046	15,656
Total non-current liabilities	$256,774	$269,454
Total liabilities	$541,347	$698,935
Stockholders’ equity:
Class A Common Stock	$227	$221
Class B Common Stock	24	24
Additional paid-in capital	1,997,492	1,863,695
Accumulated deficit	(1,064,891)	(1,059,817)
Accumulated other comprehensive (loss) / gain	(6,355)	466
Total stockholders’ equity	$926,497	$804,589
Total liabilities and stockholders’ equity	$1,467,844	$1,503,524

Condensed Unaudited Consolidated Statements of Operations and Comprehensive Income / (Loss)

(In thousands)

	Three months ended June 30,		Six months ended June 30,
	2026	2025	2026	2025
Revenues	$442,766	$308,442	$839,070	$572,861
Operating expenses:
Cost of revenues (excluding depreciation and amortization)	180,997	116,988	343,443	220,476
General and administrative expenses	75,915	62,172	149,312	116,209
Selling and marketing expenses	104,037	86,392	206,440	161,761
Research and development expenses	42,235	30,592	87,185	57,391
Depreciation and amortization	22,658	17,403	46,187	35,090
Acquisition-related expenses	—	—	1,666	—
Restructuring expenses	—	—	6,752	3,152
Total operating expenses	$425,842	$313,547	$840,985	$594,079
Income / (loss) from operations	16,924	(5,105)	(1,915)	(21,218)
Interest expenses, net	898	166	1,659	497
Other expenses, net	8,226	6,351	4,450	9,863
Total other expenses	$9,124	$6,517	$6,109	$10,360
Income / (loss) before income taxes	7,800	(11,622)	(8,024)	(31,578)
Income tax (benefit) / provision	(373)	1,192	(2,950)	2,836
Net income / (loss)	$8,173	$(12,814)	$(5,074)	$(34,414)

The Company recorded stock-based compensation under respective lines of the above condensed unaudited consolidated statements of operations and comprehensive income / (loss):

	Three months ended June 30,		Six months ended June 30,
	2026	2025	2026	2025
Cost of revenues (excluding depreciation and amortization)	$160	$302	$430	$563
General and administrative expenses	16,138	14,896	30,916	30,315
Selling and marketing expenses	23,418	22,460	48,574	42,005
Research and development expenses	12,399	8,813	25,227	15,575
Total	$52,115	$46,471	$105,147	$88,458

Condensed Unaudited Consolidated Statements of Cash Flows

(In thousands)

	Six months ended June 30,
	2026	2025
Cash flows from operating activities:
Net loss	$(5,074)	$(34,414)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	46,187	35,090
Stock-based compensation	105,147	88,458
Deferred income taxes	(536)	(345)
Change in fair value of acquisition-related liabilities	2,759	9,165
Others, net	(1,003)	2,761
Changes in operating assets and liabilities (net of acquisitions):
Accounts receivable	(5,307)	(19,067)
Prepaid expenses	(45)	1,938
Other current assets	2,441	(723)
Other non-current assets	256	156
Deferred revenue	(1,301)	(6,543)
Accounts payable	(8,550)	2,703
Accrued expenses and other current liabilities	(11,488)	(3,515)
Other non-current liabilities	248	1,184
Payment of acquisition-related liabilities	(4,820)	—
Net cash provided by operating activities	$118,914	$76,848
Cash flows from investing activities:
Capital expenditures	(7,833)	(5,085)
Website and software development costs	(12,272)	(9,953)
Acquisitions and other investments, net of cash acquired	(50,811)	(1,202)
Net cash used for investing activities	$(70,916)	$(16,240)
Cash flows from financing activities:
Cash paid for acquisition-related liabilities	(8,382)	(6,333)
Proceeds from credit facilities, net of issuance cost	10,000	6,250
Issuance under employee stock purchase plan	2,456	1,904
Exercise of options	2,908	964
Repurchase of shares	(55,629)	(57,931)
Repayments against the credit facilities	(10,000)	(6,250)
Net cash used for financing activities	$(58,647)	$(61,396)
Effect of exchange rate changes on cash and cash equivalents	837	(55)
Net decrease in cash and cash equivalents	$(9,812)	$(843)
Cash and cash equivalents, beginning of period	319,764	366,157
Cash and cash equivalents, end of period	$309,952	$365,314

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands)

The following table reconciles adjusted EBITDA and adjusted EBITDA margin to net income / (loss) and net income / (loss) margin, respectively, the most directly comparable financial measure calculated and presented in accordance with GAAP.

	Three months ended June 30,		Six months ended June 30,
	2026	2025	2026	2025
Net income / (loss)	$8,173	$(12,814)	$(5,074)	$(34,414)
Net income / (loss) margin	1.8%	(4.2)%	(0.6)%	(6.0)%
Add back:
Depreciation and amortization	22,658	17,403	46,187	35,090
Acquisition-related expenses	—	—	1,666	—
Restructuring expenses	—	—	6,752	3,152
Stock-based compensation	52,115	46,471	105,147	88,458
Other expenses, net	8,226	6,351	4,450	9,863
Interest expenses, net	898	166	1,659	497
Income tax (benefit) / provision	(373)	1,192	(2,950)	2,836
Adjusted EBITDA	$91,697	$58,769	$157,837	$105,482
Adjusted EBITDA margin	20.7%	19.1%	18.8%	18.4%

The following table reconciles net cash provided by operating activities in the condensed unaudited consolidated statements of cash flows to free cash flow:

	Three months ended June 30,		Six months ended June 30,
	2026	2025	2026	2025
Net cash provided by operating activities	$69,180	$42,049	$118,914	$76,848
Capital expenditures	(4,821)	(2,349)	(7,833)	(5,085)
Website and software development costs	(6,730)	(5,798)	(12,272)	(9,953)
Effect of exchange rate changes on cash and cash equivalents	335	(344)	837	(55)
Free cash flow	$57,964	$33,558	$99,646	$61,755
Free cash flow margin	13.1%	10.9%	11.9%	10.8%

The following table reconciles revenues in Consolidated Statements of Operations to revenues excluding LiveIntent, Marigold’s Enterprise Business and political candidate revenues (in millions):

	Three months ended
	September 2025	December 2025	March 2026	June 2026
Revenues	$337	$395	$396	$443
LiveIntent revenue	(20.6)	(22.5)	—	—
Marigold’s Enterprise Business revenue	—	(18.6)	(55.6)	(48.1)
Political candidate revenue	NM*	NM*	NM*	NM*
Revenues excluding LiveIntent, Marigold’s Enterprise Business & political candidate	$317	$354	$341	$395

*NM: Not Material